                                                                    EXHIBIT 1(b)



                                Eaton Corporation

                                  $800,000,000

                                Medium-Term Notes

                             Distribution Agreement

                                                                February 2, 2000

Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

Chase Securities Inc.
270 Park Avenue
New York, New York  10017

J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

         Eaton Corporation, an Ohio corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes (the "Securities") in an aggregate amount up to the amount of debt securities registered under the Registration Statement (as defined in Section 1(a) hereof), together with such amount of the Company's debt securities subsequently registered under the Securities Act of 1933, as amended (the "Act"), as the Company shall, by notice to the Agents, make subject to this Agreement, but reduced by the aggregate amount of debt securities so registered to be or that have been sold otherwise than pursuant to this Agreement or any Terms Agreement and agrees with each of you (individually, an "Agent", and collectively, the "Agents") as set forth in this Agreement.

         Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each a "Terms Agreement"), substantially in the form of Annex I hereto, relating to such sale in accordance with Section 2(b) hereof. This Distribution Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of any of the Agents to purchase Securities as principal.

         The Securities will be issued as senior securities under an indenture, dated as of April 1, 1994 (the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (the "Trustee"). The Securities shall have the maturity ranges, interest rates, redemption provisions, if any, and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.

         1. The Company represents and warrants to, and agrees with, each Agent that:

                  (a) A registration statement (No. 333-74355), including a prospectus, relating to debt securities, preferred shares, common shares and warrants of the Company has been filed with the Securities and Exchange Commission ("Commission") and has become effective. The various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, but excluding Form T-1, each as amended at the time such part of the registration statement became effective, are hereinafter collectively referred to as the "Registration Statement", and the prospectus included in such Registration Statement (including, if applicable, any prospectus supplement) relating to the Securities, including all documents incorporated therein by reference pursuant to the applicable form under the Act, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or as otherwise amended or supplemented pursuant to the Act or by any supplement that sets forth the terms of a particular issue of the Securities (a "pricing supplement") are herein referred to collectively as the "Prospectus", except that if any revised prospectus shall be provided to the Agents by the Company for use in connection with the offering of Securities which is not required to be filed by the Company pursuant to Rule 424(b) of the regulations of the Act, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Agents for such use; the Registration Statement has been declared effective by the Commission and no stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission;

                  (b) The documents incorporated by reference in the Registration Statement and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the


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         Exchange Act, as applicable, and the rules and regulations of the
         Commission thereunder; none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished (i) to the Company by the Trustee in its Form T-1 (Statement of Eligibility of Trustee) filed with the Registration Statement or (ii) in writing to the Company by any Agent expressly for use in the Registration Statement or Prospectus to relate to a particular issuance of Securities;

                  (d) Except as described in (or incorporated by reference in) the Registration Statement and the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries (as defined in Rule 1.02(x) of Regulation S-X) (each a "Subsidiary" and, collectively, the "Subsidiaries") taken as a whole from the dates as of which information is given in the Registration Statement and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock of the Company or long-term debt of the Company and its Subsidiaries taken as a whole;

                  (e) The Company and Aeroquip-Vickers, Inc., Eaton MDH Company, Inc., Eaton MDH Limited Partnership (the "Partnership"), Cutler Hammer, Inc. and Cutler Hammer de Puerto Rico Inc. (each a "Significant Subsidiary", which together, as of the date hereof, constitute all of the significant subsidiaries (as defined in Rule 1.02(w) of Regulation S-X) of the Company) have each (except the Partnership, which is covered in paragraph 1(f) hereof) been duly incorporated, are validly existing and in good standing


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         under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the Company and its Subsidiaries taken as a whole), and have power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged. All of the issued and outstanding stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable. The Company owns all of the issued and outstanding shares of each Significant Subsidiary, directly or through one or more Subsidiaries, except to the extent of shares owned of record by directors for the purpose of qualification as such, free and clear of any pledges, liens, encumbrances, claims or equities;

                  (f) The Partnership, a Delaware limited partnership, has been duly formed and is validly existing under the Delaware Revised Uniform Limited Partnership Act, one or both of the partners of the Partnership is duly qualified to do business in all jurisdictions in which the Partnership's ownership of property or the conduct of the Partnership's business requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole), and the Partnership has all power and authority necessary to own its properties and conduct the business in which it is engaged;

                  (g) The Company has authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been validly authorized and issued and are fully paid and non-assessable;

                  (h) The Indenture, including any amendments and supplements thereto, pursuant to which the Securities will be issued, conforms with the requirements of the Trust Indenture Act;

                  (i) The execution, delivery and performance by the Company of this Agreement and any Terms Agreement and compliance by the Company with the provisions contained herein, in the Securities and in the Indenture will not (i) conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the respective assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or (ii) result in a violation of the articles or certificate of incorporation or regulations, as amended, of the Company or any of its Significant Subsidiaries or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its Significant Subsidiaries or their respective properties; and, except as required by the Act, the Trust Indenture Act, the Exchange Act and applicable state securities laws or foreign laws, no consent, authorization or order of, or filing or registration with, any


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         court or governmental agency is required for the issuance and sale of the Securities or the execution, delivery and performance of this Agreement and the Indenture;

                  (j) (i) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally, and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States; (ii) the Securities have been duly authorized and, when executed by the Company and completed and authenticated by the Trustee or the authentication agent in accordance with the Indenture, and delivered against payment thereof pursuant to this Agreement and any Terms Agreement, will be validly issued and outstanding, and will constitute legally binding obligations of the Company entitled to the benefits of the Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any Securities payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States and (iii) the Securities and the Indenture will conform in all material respects to the descriptions thereof contained in the Prospectus;

                  (k) Neither the Company nor any of its Subsidiaries is in violation of its articles or certificate of incorporation or regulations or bylaws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its Subsidiaries taken as a whole;

                  (l) The statements set forth in the Prospectus under the captions "Description of Debt Securities" and "Description of Notes", insofar as they purport to constitute a summary of the terms of the Securities, under the caption "United States Taxation", and


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

         under the caption "Plan of Distribution", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate summaries of such provisions;

                  (m) Except as described in (or incorporated by reference in) the Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which is reasonably expected by the Company to result in any material adverse change in the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole or which is required to be disclosed in (or incorporated by reference in) the Registration Statement;

                  (n) The Company is not, and immediately upon giving effect to each offering and sale of the Securities will not be, an "investment company", as such term is defined in the United States Investment Company act of 1940, as amended (the "Investment Company Act");

                  (o) Immediately after any sale of Securities by the Company hereunder or under any Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement;

                  (p) Ernst & Young LLP, whose report appears in the Company's most recent Annual Report on Form 10-K or 10-K/A which is incorporated by reference in the Registration Statement and the Prospectus and who have examined certain financial statements of the Company and its Subsidiaries, are independent public accountants as required by the Act and the rules and regulations thereunder (the "Rules and Regulations");

                  (q) The Company has (i) initiated a review of its operations and those of its Subsidiaries and any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its Subsidiaries will be affected by the Year 2000 Problem,
         (ii) developed a plan for addressing the Year 2000 Problem and (iii) is implementing that plan. As a result of those actions, nothing has come to the attention of the Company which would cause the Company to believe, and the Company does not believe, that the Year 2000 Problem will have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries, taken as a whole. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of


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         dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000. The disclosure contained in the Prospectus with respect to the Year 2000 Problem is accurate, complete and fair in all material respects;

                  (r) The financial statements filed as part of, or incorporated by reference in, the Registration Statement or included in, or incorporated by reference in, any preliminary prospectus or the Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present, at all times during the period specified in Section 4(c) hereof, fairly, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be, at all times during the period specified in Section 4(c) hereof, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise disclosed in such financial statements;

                  (s) The unaudited pro forma financial information, if any, filed as a part of, or incorporated by reference in, the Registration Statement or included in, or incorporated by reference in, any preliminary prospectus or the Prospectus (i) present fairly, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is made) will present fairly, at all times during the period specified in Section 4(c) hereof, on the basis set forth in any such document, the information set forth therein; (ii) has been prepared in accordance with the Rules and Regulations and the guidelines of the Commission with respect to pro forma financial information; and (iii) has been properly compiled on the pro forma bases set forth therein, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein; and

                  (t) This Agreement has been duly authorized, executed and delivered by the Company.

                  2. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable best efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as this Agreement shall remain in effect with respect to any Agent, the Company shall not, without the

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consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of more than 9 months from the date of issue except pursuant to this Agreement, any Terms Agreement, or except an offering exempt from registration under the Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities. However, the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf in transactions with persons other than broker-dealers, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale. These provisions shall not limit Section 4(f) hereof or any similar provision included in any Terms Agreement. For purposes of a particular sale of Securities, upon notifying the Agents, the Company may appoint other persons as agents for the purpose of soliciting purchases of such Securities from the Company by others; provided, however, that in the event that the Company so appoints one or more other persons, the Company and such person or persons shall execute a counterpart to this Agreement relating to such particular sale, whereupon from and after the date of such execution, the term "Agent" shall for purposes of such particular sale include such person or persons and such person or persons shall be subject to the terms and conditions stated herein.

                  Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedure"). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

                  The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day in The City of New York, after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. During such period, the Company shall not be required to comply with the provisions of Sections 4(a), 4(h), 4(i), 4(j) and 4(k). Upon advising the Agents that such solicitation may be resumed, however, if the Registration Statement or Prospectus has been amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered on the Securities or for a change the Agents deem to be immaterial), the Company shall simultaneously provide the documents required to be delivered by Sections 4(a), 4(h), 4(i), 4(j) and 4(k), and the Agents shall have no obligation to solicit offers to purchase the Securities until such documents have been received by the Agents. In addition, any failure by the Company to comply with its obligations hereunder,


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including without limitation its obligations to deliver the documents required by Sections 4(h), 4(i), 4(j) and 4(k), shall automatically terminate the Agents' obligations hereunder, including without limitation its obligations to solicit offers to purchase the Securities hereunder as agent or to purchase Securities hereunder as principal.

                  The Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold (or such greater amount agreed upon by the parties to the subject transaction):

                                                                 Commission
                                                          (percentage of aggregate
                                                              principal amount
                  Range of Maturities                        of Securities sold)
                  -------------------                        -------------------
                  From 9 months to less than 1 year                .125%
                  From 1 year to less than 18 months               .150%
                  From 18 months to less than 2 years              .200%
                  From 2 years to less than 3 years                .250%
                  From 3 years to less than 4 years                .350%
                  From 4 years to less than 5 years                .450%
                  From 5 years to less than 6 years                .500%
                  From 6 years to less than 7 years                .550%
                  From 7 years to less than 10 years               .600%
                  From 10 years to less than 15 years              .625%
                  From 15 years to less than 20 years              .700%
                  From 20 years to 30 years                        .750%


                  (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent; a Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent; the commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth; each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities; and such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to
Section 4 hereof. Each Agent proposes to offer Securities purchased by it as principal for sale at prevailing market prices or prices related thereto


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at the time of sale, which may be equal to, greater than or less than the price at which such Securities are purchased by such Agent from the Company.

                  For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in
Section 2(a) hereof and in accordance with the schedule set forth therein.

                  Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a "Time of Delivery".

                  (c) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency, except as permitted by applicable law; provided that for purposes of this Section 2(c), each of the members of the European Monetary Union is deemed to be a country issuing the euro.

                  3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed (such time and date being referred to herein as the "Commencement Date").

                  4.       The Company covenants and agrees with each Agent:

                  (a) (i) Except as otherwise provided in this subsection or
         Section 2(a) of this Agreement, the Company will (A) give counsel for the Agents notice of its intention to file (I) any additional registration statement with respect to the registration of additional Securities to be distributed pursuant to this Agreement or (II) any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether by the filing of documents pursuant to the Act, the Exchange Act or otherwise;

                   (ii) to furnish counsel for the Agents with copies of any document referred to in clause (i) above proposed to be filed a reasonable time in advance of filing;

                  (iii) to make available to the Agents copies of documents so filed promptly upon the filing thereof;

                  (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities;

                  (v) to advise the Agents (A) of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof, (B) when any post-effective amendment to the Registration Statement relating to or covering the Securities becomes effective, (C) of any request or proposed request by the Commission for (I) an amendment or supplement to the Registration Statement (insofar as the amendment or supplement relates to or covers the Securities), the Prospectus or any document incorporated by reference in any of the foregoing or (II) any additional information relating to the Registration Statement or the Prospectus and (D) of receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose; and

                   (vi) in the event of the issuance of any stop order or of any such order preventing or suspending the use of any such Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

                  Notwithstanding (i), (ii) and (iii) of this subsection, except as set forth below, the Company shall not be required to give any Agent (directly or through counsel) notice of its intention to file, to furnish any Agent (directly or through counsel) a copy of in advance of filing, or to make available to any Agent (directly or through counsel) upon filing (A) Quarterly Reports on Form 10-Q, any Current Report on Form 8-K relating solely to the inclusion of additional financial information (including a press release containing such information) or any filings pursuant to Section 14 of the Exchange Act, provided however, that the Company promptly notifies the Agents and counsel to the Agents of such filings with the Commission, and provided further that, if any such document is to be filed in order that the Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances then existing, then the Company shall give immediate notice (prior to the filing of any such document) to each Agent to cease solicitations of offers to purchase the Securities in its capacity as agent and to cease sales of any Securities an Agent may then own as principal pursuant to a Terms Agreement; (B) any pricing supplement to the Prospectus in connection with a sale of the Securities (except that a pricing supplement shall be provided to the Agent who solicits the sale or purchase of or who purchases as principal the Securities to which such pricing supplement relates); (C) any amendment or supplement to the Prospectus that relates exclusively to an offering of debt securities other than the Securities; or (D) any Current Report on Form 8-K filed solely for the purpose of incorporating an exhibit by reference into a registration statement, except that the Company shall make available to each Agent any such Current Report on Form 8-K promptly after the filing thereof;

                  (b) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as such Agent may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation, become subject to taxes or file a general consent to service of process in any jurisdiction;

                  (c) To make available to the Agents copies of the Registration Statement and each amendment thereto, with copies of the Prospectus as each time amended or supplemented, other than any pricing supplement (except as provided in the Administrative Procedure), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time, in the judgment of the Company or in the reasonable opinion of counsel for the Agents, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus that will correct such statement or omission or effect such compliance; provided, however, that if during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the

         Company shall promptly prepare and file with the Commission such an amendment or supplement;

                  (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (e) For two years after the last sale of Securities pursuant to this Agreement, to make available to the Agents (i) as soon as publicly available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Exchange Act, or mailed to stockholders and (ii) from time to time, such other publicly available information concerning the Company as the Agents may reasonably request;

                  (f) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the later of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities, without the prior written consent of such Agent;

                  (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus relating to such Securities);

                  (h) That reasonably in advance of (i) each time the Company sells Securities to an Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion or opinions by Shearman & Sterling, counsel to the Agents, as a condition to the purchase of Securities pursuant to such Terms Agreement, (ii) each time that a Form 10-K is incorporated by reference into the Prospectus and (iii) each other time that the Registration Statement or Prospectus is amended or supplemented and one or more Agents reasonably determines, the Company shall make available to such counsel such papers and information, other than those documents that the Company is exempt from providing to the Agents pursuant to Section 4(a) hereof, as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 6(b) hereof;

                  (i) That (i) each time the Registration Statement or the Prospectus shall be amended or supplemented other than (A) by a pricing supplement, (B) by an amendment or supplement relating solely to the interest rates, interest payment dates or maturity dates of the Securities or the sale of other securities or (C) by an amendment or supplement (other than by means of incorporation by reference) relating solely to the inclusion of additional financial information; (ii) each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than on Form 8-K relating solely to the inclusion of additional financial information or on Form 10-Q or a proxy statement filed pursuant to Section 14 of the Exchange
         Act); and (iii) each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a written opinion of the General Counsel of the Company, Deputy General Counsel of the Company, Associate General Counsel of the Company, Senior Counsel of the Company or other counsel for the Company satisfactory to such Agent, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in
         Section 6(c) hereof which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of the same tenor as the opinion of such counsel referred to in
         Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date. If counsel for Agents reasonably determines that the information included in a filing by the Company in a Quarterly Report filed on Form 10-Q or a Current Report filed on Form 8-K is of such importance that a legal opinion should be delivered to the Agents in conjunction therewith, such counsel for the Agents shall notify the Company promptly upon such determination; and the Company will thereupon deliver to the Agents an opinion of counsel for the Company complying with this section hereof and covering such matters referred to in
         Section 6(c) hereof as such Agent or Agents reasonably request.

                  (j) That (i) each time the Registration Statement or the Prospectus shall be amended or supplemented other than (A) by a pricing supplement or (B) by an amendment or supplement relating solely to the interest rates, interest payment dates or maturity dates of the Securities; (ii) each time that a document filed under the Act or the

         Exchange Act is incorporated by reference into the Prospectus, in either case (i) or (ii) to set forth, among other things, financial information included in or derived from the Company's consolidated financial statements or accounting records; and (iii) each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a letter under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its Subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish counsel for such Agent a letter, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(d) hereof which was last furnished to such Agent; and

                  (k) That (i) each time the Registration Statement or the Prospectus shall be amended or supplemented other than (A) by a pricing supplement, (B) by an amendment or supplement relating solely to the interest rates, interest payment dates or maturity dates of the Securities or the sale of other securities or (C) by an amendment or supplement (other than by means of incorporation by reference) relating solely to the inclusion of additional financial information; (ii) each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than on Form 8-K relating solely to the inclusion of additional financial information or a proxy statement filed pursuant to Section 14 of the Exchange Act); and (iii) each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a certificate under this Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment, incorporation or Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section 6(i) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date.

                  5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any pricing supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the reasonable fees, disbursements and expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby, any opinions to be rendered by such counsel hereunder and under any Terms Agreement and the transactions contemplated hereunder and under any Terms Agreement; (iii) the cost of printing, producing or reproducing this Agreement, any Terms Agreement, any Indenture, any Blue Sky and legal investment survey, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including the fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(v) any fees charged by securities rating services for rating the Securities;
(vi) any filing fees incident to, and the fees and disbursements of counsel for the Agents in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms and sale of the Securities; (vii) the cost of preparing the Securities; (viii) the fees and expenses of any Trustee and any agent of any Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with any Indenture and the Securities; (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of the Securities so long as such advertising expenses have been approved by the Company; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this
Section 5. Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

                  6. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent's discretion, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated by reference in such Terms Agreement) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(k) hereof that is prior to such Solicitation Time or Time of Delivery, as the case may be, and, at and as of such Solicitation Time or Time of Delivery, as the case may be, the condition that, prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) (i) With respect to any Securities sold at or prior to such Solicitation Time or Time of Delivery, as the case may be, the Prospectus with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof;
         (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

                  (b) Shearman & Sterling, counsel to the Agents, shall have furnished to such Agent (i) such opinion or opinions, dated the Commencement Date, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and the Indentures and other related matters as they are prepared to opine, and (ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent pursuant to this
         Section 6(b) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case the Company shall have made available to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters, and in rendering such opinion, Shearman & Sterling may rely as to the incorporation of the Company and all other matters governed by the law of the State of Ohio upon the opinion of the General Counsel of the Company, Deputy General Counsel of the Company, Associate General Counsel of the Company, Senior Counsel of the Company or other counsel for the Company satisfactory to the Agents referred to below;

                  (c) The General Counsel of the Company, Deputy General Counsel of the Company, Associate General Counsel of the Company, Senior Counsel of the Company or other counsel for the Company satisfactory to such Agent, shall have furnished to such Agent a written opinion, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that:

                           (i) The Company and the Significant Subsidiaries
                  (except the Partnership, which is covered in paragraph (ii) below) have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations in all jurisdictions in which their respective ownership of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole), and have all power and authority necessary to own their respective properties and conduct the businesses in which they are engaged and, except as may be disclosed in the Registration Statement and the Prospectus and except to the extent of shares owned of record by directors for the purpose of qualifying as such, all outstanding shares of capital stock of the Significant Subsidiaries are owned by the Company directly, or indirectly through wholly owned Subsidiaries, free and clear of any lien, pledge and encumbrance or any claim of any third party;

                           (ii) The Partnership has been duly formed and is
                  validly existing under the Delaware Revised Uniform Limited Partnership Act, one or both of the partners of the Partnership is duly qualified to do business in all jurisdictions in which the Partnership's ownership of property or the conduct of the Partnership's business requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole), and the Partnership has all power and authority necessary to own its properties and conduct the business in which it is engaged;

                           (iii) The Registration Statement is effective under
                  the Act, and, to the best knowledge of such counsel, no stop order suspending its effectiveness has been issued, and no proceeding for that purpose is pending or, to the knowledge of such counsel, threatened by the Commission;

                           (iv) No order directed to any document incorporated
                  by reference in the Prospectus has been issued and, to the knowledge of such counsel, no challenge has been made to the accuracy or adequacy of any such document;

                           (v) Each document incorporated by reference in the
                  Registration Statement and the Prospectus (except for the financial statements, supporting schedules and other financial data included or incorporated therein, or omitted therefrom, as to which such counsel need express no opinion), as of the date it was filed with the Commission, appears on its face to have been appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                           (vi) The Registration Statement and the Prospectus
                  (except for the financial statements, supporting schedules and other financial data included or incorporated therein, or omitted therefrom and the Statements of Eligibility of the Trustee on Form T-1, as to which such counsel need express no opinion), excluding the documents incorporated by reference therein, as of their respective effective or issue dates, appear on their face to have been appropriately responsive in all material respects to the requirements of the Act and the Rules and Regulations thereunder and the Trust Indenture Act;

                           (vii) The statements made in the Prospectus under the
                  captions "Description of Debt Securities", "Description of Notes", "Description of Debt Warrants " and "Plan of Distribution", insofar as they purport to summarize the provisions of documents or agreements specifically referred to therein, are accurate summaries of such provisions;

                           (viii) Such counsel does not know of any litigation
                  or any governmental proceeding pending or threatened against the Company or any of its Subsidiaries which is required to be disclosed in the Prospectus which is not disclosed and correctly summarized therein;

                           (ix) Such counsel does not know of any contracts or
                  other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which are required to be filed as exhibits to any document incorporated by reference in the Prospectus by the Exchange Act or the rules and regulations thereunder, which have not been filed as exhibits to the Registration Statement or to such document incorporated by reference in the Prospectus as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act;

                           (x) To the best of such counsel's knowledge, neither
                  the Company nor any Significant Subsidiary is in violation of its articles or certificate of incorporation or in default under any material agreement, indenture or instrument;

                           (xi) The Company is not, and immediately upon giving
                  effect to the offering and sale of the Securities will not be, an "investment company", as such term is defined in the Investment Company Act of 1940;

                           (xii) The Indenture has been duly authorized,
                  executed and delivered by the Company and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and except further as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States;

                           (xiii) [To be delivered on the Commencement Date
                  only.] The Securities have been duly authorized by the Company and, when executed by the Company and completed and authenticated by the Trustee, or the authenticating agent, in accordance with the Indenture and delivered against payment thereof pursuant to this Agreement and any Terms Agreement, the Securities, in the forms certified by authorized officers of the Company, will be valid and binding obligations of the Company, entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws affecting enforcement of creditors' rights generally and except further as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States;

                           (xiv) [To be delivered at each Time of Delivery.] The
                  Securities have been duly authorized, executed and delivered by the Company, and, assuming the due completion, authentication and delivery thereof by the Trustee or the authenticating agent, are valid and binding obligations of the Company, entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except further as enforcement thereof may be limited by requirements that a claim with respect to any debt securities issued under the Indenture that are payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or by governmental authority to limit, delay or prohibit the making of payments outside the United States;

                           (xv) The Securities and the Indenture conform in all
                  material respects to the statements concerning them in the Registration Statement and the Prospectus; and

                           (xvi) This Agreement and any applicable Terms
                  Agreement have been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement and any applicable Terms Agreement and compliance by the Company with the provisions contained herein, in any applicable Terms Agreement and in the Securities and the Indenture will not, in any way that would have a material adverse effect upon the Company and its Subsidiaries taken as a whole (a) conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument known to such counsel, or (b) result in a violation of the articles or certificate of incorporation of the Company or any Significant Subsidiary or any law, order, rule or regulation of any court or governmental agency having jurisdiction over the Company and any of its Significant Subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance by the Company of this Agreement and any applicable Terms Agreement, except such as may be required by the Act, the Trust Indenture Act, the Exchange Act, state securities laws or foreign laws.

                  Such counsel shall further state in that opinion that he, or attorneys over whom he exercises legal supervision, has participated in the preparation of the Registration Statement and the Prospectus, and no facts have come to his attention that lead him to believe that (i) the Registration Statement (except for the financial statements, supporting schedules or other financial data included or incorporated therein, or omitted therefrom, as to which he expresses no opinion, and except for the information furnished by the Trustee in its Form T-1, as to which he expresses no opinion), at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Prospectus as amended or supplemented, on the date of such opinion (except for the financial statements, supporting schedules or other financial data included or incorporated therein, or omitted therefrom, as to which he expresses no opinion, and except for the information furnished by the Trustee in its Form T-1, as to which he expresses no opinion), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  Insofar as such opinion relates to or involves matters of law of any jurisdiction other than Ohio, the opinion may be given in reliance on an opinion of counsel of that jurisdiction, a copy of which opinion shall be furnished to each Agent, in which case the opinion shall state that he believes that each Agent and he are entitled to so rely;

                  (d) Not later than 10:00 a.m., New York City time, on the Commencement Date and on each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent certified public accountants who have certified the financial statements of the Company and its Subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex III hereto;

                  (e) (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited statements included in the Prospectus as amended or supplemented prior to the date of the pricing supplement relating to the Securities to be delivered at the Relevant Time of Delivery any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the pricing supplement relating to the Securities to be delivered at the Relevant Time of Delivery and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the pricing supplement relating to the Securities to be delivered at the Relevant Time of Delivery, there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole, other than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the pricing supplement relating to the Securities to be delivered at the Relevant Time of Delivery, the effect of which, in any such case described in clause (i) or (ii), is reasonably expected to have a material adverse effect upon the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries, taken as a whole;

                  (f) On the date hereof or during the period from the date of an acceptance of an offer to purchase Securities through the date of settlement of such sale or during the period from the date of any applicable Terms Agreement through the date of closing under such Terms Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by Fitch IBCA Investors Service L.P., Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

                  (g) On the date hereof or during the period from the date of an acceptance of an offer to purchase Securities through the date of settlement of such sale or during the period from the date of any applicable Terms Agreement through the date of closing under such Terms Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange;
         (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the reasonable judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of the Securities from the Company as principal pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Prospectus;

                  (h) On the date hereof or during the period from the date of an acceptance of an offer to purchase Securities through the date of settlement of such sale or during the period from the date of any applicable Terms Agreement through the date of closing under such Terms Agreement, with respect to any Security denominated in a currency other than the U.S. dollar, or more than one currency or a composite currency, or any Security the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency; and

                  (i) Such Agent shall have received a certificate, dated the Commencement Date and each applicable date referred to in Section 4(k) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, of the President or any Vice-President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Commencement Date or such applicable date, as the case may be, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to their knowledge, are contemplated by the Commission and certifying as to the matters in subsections (e) and (f) of this Section 6 and such other matters as the Agent may reasonably request.

                  7. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any other prospectus relating to the Securities, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by such Agent in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by such Agent, if any, specifically for use therein.

                  (b) Each Agent, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any other prospectus relating to the Securities, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Agent, if any, specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party (absent material prejudice) of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability relates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of the Securities to which such loss, claim, damage or liability relates (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Agents and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method which does not take account of the equitable contributions referred to above in this subsection (d).

                  The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Securities, (to which such loss, claim, damage or liability relates), purchased by or through it were sold to the public exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

                  (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

                  8. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

                  9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

                  10. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (i) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred; (ii) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination; and (iii) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a), and Sections 4(c), 4(d), 4(e), 5, 7, 8 and 9 hereof are concerned.

                  11. Except as otherwise specifically provided herein or in the Administrative Procedure, all communications hereunder will be in writing and, if sent to the Agents, will be mailed, delivered or telegraphed and confirmed to them at their addresses furnished to the Company in writing for the purpose of communications hereunder or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Eaton Center, 1111 Superior Avenue, Cleveland, Ohio 44114-2584, Attention: Secretary.

                  12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Sections 7, 8 and 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.

                  13. The term "business day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in The City of New York.

                  14. THIS AGREEMENT AND ANY TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, whereupon this letter and the acceptance by you thereof shall constitute a binding agreement between the Company and you in accordance with its terms.

                                           Very truly yours,

                                           EATON CORPORATION


                                           By: /s/ A.T. Dillon
                                               ---------------------------------
                                               Name:  A.T. Dillon
                                               Title: Executive Vice President--
                                                      Chief Financial and
                                                      Planning Officer


                                           By: /s/ R.E. Parmenter
                                               --------------------------------
                                               Name:  R.E. Parmenter
                                               Title: Vice President and
                                                      Treasurer


   Accepted in New York, New York,
   as of the date hereof:

By: GOLDMAN, SACHS & CO.


By: /s/ Goldman, Sachs & Co.
    -------------------------------
    (Goldman, Sachs & Co.)


By: CHASE SECURITIES INC.


By: /s/ Chase Securities Inc.
    -------------------------------


By: J.P. MORGAN SECURITIES INC.


By: /s/ J.P. Morgan Securities Inc.
    -------------------------------


By: SALOMON SMITH BARNEY INC.


By: /s/ Salomon Smith Barney Inc.
    -------------------------------

                                                                      ANNEX I


                                EATON CORPORATION


                                MEDIUM TERM NOTES


                                 TERMS AGREEMENT



                                                              February   , 2000
                                                                      ---
Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Chase Securities Inc.
270 Park Avenue
New York, New York 10017

J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

         Eaton Corporation, an Ohio corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated February ___, 2000 (the "Distribution Agreement"), between the Company on the one hand and Goldman, Sachs & Co., Chase Securities Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (the "Agents") on the other, to issue and sell to the Agents the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase Securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth in the Distribution Agreement shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in
Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus to relate to the Purchased Securities.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to the Agents and the Agents agree to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

                  If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and, upon acceptance hereof by you, this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                               EATON CORPORATION


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:


                                               By:
                                                  ------------------------------
                                                  Name:
                                                  Title:



Accepted:


By: GOLDMAN, SACHS & CO.

By:
   ------------------------------
   (Goldman, Sachs & Co.)


By: CHASE SECURITIES INC.

By:
   ------------------------------


By:  J.P. MORGAN SECURITIES INC.

By:
   ------------------------------


By:  SALOMON SMITH BARNEY INC.

By:
   ------------------------------

                               SCHEDULE TO ANNEX I

Title of Purchased Securities:

         [ %] Medium-Term Notes

Aggregate Principal Amount:

         [$.................... or units of other Specified Currency]

[Price to Public:]

Purchase Price by Goldman, Sachs & Co., Chase Securities Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc.:

         __% of the principal amount of the Purchased Securities[, plus accrued interest from ______ to ______] [and accrued amortization, if any, from ______ to ______]

Method of and Specified Funds for Payment of Purchase Price:

         [By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House] [immediately available] funds]

         [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]

Indenture:

         [Indenture, dated as of April 1, 1994, between the Company and The Chase Manhattan Bank, as Trustee]

         [Indenture, dated as of ________, between the Company and ________, as Trustee]

Time of Delivery:



Closing Location for Delivery of Securities:



Maturity:



Interest Rate:

         [ %]

Interest Payment Dates:

         [months and dates]


Documents to be Delivered:

         The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

         (1)  The opinion or opinions of counsel to the Agents referred to in
              Section 4(h).

         (2)  The opinion of counsel to the Company referred to in Section 4(i).

         (3)  The accountants' letter referred to in Section 4(j).

         (4)  The officers' certificate referred to in Section 4(k).

Other Provisions:

                                                                        ANNEX II

                                EATON CORPORATION

                                MEDIUM TERM NOTES

                            ADMINISTRATIVE PROCEDURE


         This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated February 2, 2000 (the "Distribution Agreement"), between Eaton Corporation, an Ohio corporation (the "Company"), and Goldman, Sachs & Co., Chase Securities Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney Inc. (the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus, or the Indenture.

         The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

         The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

         Each Security will be issued only in fully registered form and will be represented by either a global security (a "Global Security") delivered to the Trustee, as agent for The Depository Trust Company (the "Depositary") and recorded in the book-entry system maintained by the Depositary (a "Book-Entry Security") or a certificate issued in definitive form (a "Certificated Security") delivered to a person designated by an Agent, as set forth in the applicable pricing supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

         Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

PART I:  ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES

         In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the institution performing the functions of a Trustee (such institution, in its respective capacities as Trustee, Security Registrar, custodian for the Depositary and Depositary Participant, being herein called the "Bank") will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Bank to the Depositary, dated the date hereof, and a Medium-Term Note Certificate Agreement between the Bank and the Depositary, dated as of December 2, 1988, (the "Certificate Agreement"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS").

Posting Rates by the Company:

         The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by the Company:

         Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

         The Company will promptly notify the Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Bank.

Communication of Sale Information to the Company by Agent and Settlement
Procedures:

         A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

         (1)  Principal Amount of Book-Entry Securities to be purchased;

         (2) If a Fixed Rate Book-Entry Security, the interest rate and initial interest payment date;

         (3)  Trade Date;

         (4)  Settlement Date;

         (5)  Maturity Date;

         (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the date or dates on which the Exchange Rate will be determined by the Exchange Rate Agent for such Specified Currency;

         (7) Indexed Currency, the Base Rate and the date on which the Exchange Rate is determined, if applicable;

         (8)  Issue Price;

         (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

         (10) Net Proceeds to the Company;

         (11) If a redeemable Book-Entry Security, such of the following as are applicable:

                  (i)   Initial Redemption Date,

                  (ii)  Redemption Percentage (% of par), and

                  (iii) Amount (% of par) that the Redemption Percentage shall decline (but not below par) on each anniversary of the Initial Redemption Date;

         (12) If a Floating Rate Book-Entry Security, such of the following as are applicable:

                  (i)    Base Rate,

                  (ii)   Index Maturity,

                  (iii)  Spread or Spread Multiplier,

                  (iv)   Maximum Rate,

                  (v)    Minimum Rate,

                  (vi)   Initial Interest Rate,

                  (vii)  Interest Reset Date,

                  (viii) Calculation Dates,

                  (ix)   Interest Determination Dates,

                  (x)    Interest Payment Dates,

                  (xi)   Regular Record Dates, and

                  (xii)  Calculation Agent;

         (13) Denomination of certificates to be delivered at settlement;

         (14) Selling Agent or Purchasing Agent; and

         (15) Any other information necessary to complete the form of Security.

         B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will assign a CUSIP number to the Global Security representing such Book-Entry Security from a list of CUSIP numbers previously obtained by the Company and delivered to the Bank by the Company and will then communicate such Sale Information and CUSIP number to the Bank by fascimile transmission or other acceptable means. The Company will also advise the Selling Agent and the Purchasing Agent, as the case may be, of such CUSIP number.

         C. The Bank will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's Corporation:

         (1)  The applicable Sale Information;

         (2) CUSIP number of the Global Security representing such Book-Entry Security;

         (3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

         (4) Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

         (5)  The interest payment period; and

         (6) Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary's purposes and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

         D. The Bank will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

         E. The Depositary will credit such Book-Entry Security to the Bank's participant account at the Depositary.

         F. The Bank will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to the Bank's participant account and credit such Book-Entry Security to such Agent's participant account and

(ii) debit such Agent's settlement account and credit the Bank's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Bank to the Depositary that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Bank is holding such Global Security pursuant to the Certificate Agreement.

         G. Such Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

         H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" herein will be settled in accordance with SDFS operating procedures in effect on the settlement date.

         I. Upon confirmation of receipt of funds, the Bank will transfer to the account of the Company maintained at The Chase Manhattan Bank, New York, New York, account no. 910-1-419894 or such other account as the Company may have previously specified to the Bank, in funds available for immediate use in the amount transferred to the Bank in accordance with Settlement Procedure "F" herein.

         J. Upon request, the Bank will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

         K. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchaser.

         L. The Depositary will, at any time, upon request of the Company or the Bank, promptly furnish to the Company or the Bank a list of the names and addresses of the Participants for whom the Depositary has credited Book-Entry Securities.

Preparation of Pricing Supplement:

         If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a pricing supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such pricing supplement, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date (as defined below), or, if the Company and the purchaser agree to settlement on the Business Day following the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have the pricing supplement filed with the Commission not later than the close of business of the Commission on the fifth Business Day following the date on which such pricing supplement is first used. As used herein, the term "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in The City of New York.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

         The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus (including the pricing supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Book-Entry Security.

Date of Settlement:

         The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the "Trade Date") will be settled on a date (the "Settlement Date") which is the third Business Day after the Trade Date pursuant to the "Settlement Procedure Timetable" set forth below, unless the Company and the purchaser agree to settlement on another Business Day, which shall be no earlier than the next Business Day after the Trade Date.

Settlement Procedure Timetable:

         For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for settlement on the third Business Day after the Trade Date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:


SETTLEMENT
PROCEDURE                       Time
---------                       ----

A       5:00 p.m.               on the Business Day following the Trade Date or 10:00 a.m. on the second Business Day immediately preceding the Settlement Date, whichever is earlier
B       12:00 noon              on the second Business Day immediately preceding the Settlement
                                Date
C       2:00 p.m.               on the second Business Day immediately preceding the Settlement
                                Date
D       9:00 a.m.               on the Settlement Date
E       10:00 a.m.              on the Settlement Date
F-G     2:00 p.m.               on the Settlement Date
H       4:45 p.m.               on the Settlement Date
I       5:00 p.m.               on the Settlement Date


         If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second Business Day immediately preceding the Settlement Date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

         If settlement of a Book-Entry Security is rescheduled or canceled, the Bank, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participation Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:

         If the Bank fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F", the Bank may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Bank's participant account, provided that the Bank's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Bank will mark such Global Security "canceled", make appropriate entries in the Bank's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Bank will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

         If the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter delivery orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to the Bank's participant account and shall notify the Company and the Bank thereof. Thereafter, the Bank will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Bank in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company and such Agent will mutually agree upon an amount of compensation to reimburse such Agent for the loss of its use of funds during the period when the funds were credited to the account of the Company; provided however, it is understood that the parties will, during the course of reaching such mutual agreement, take into consideration, among other things, any adverse effect (including the magnitude thereof) on each of the parties as a result of such failure.

         Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Bank will provide, in accordance with Settlement Procedure "D", for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish the Bank with a sufficient quantity of Securities.

PART II:  ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES

Posting Rates by Company:

         The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:

         Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

         The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Bank.

Communication of Sale Information to Company by Agent:

         After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

         (1)  Principal Amount of Certificated Securities to be purchased;
         (2) If a Fixed Rate Certificated Security, the interest rate and initial interest payment date;
         (3)  Trade Date;
         (4)  Settlement Date;
         (5)  Maturity Date;
         (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

         (7) Indexed Currency, the Base Rate and the date on which the applicable Exchange is determined, if applicable;

         (8)  Issue Price;

         (9) Selling Agent's commission or Purchasing Agent' discount, as the case may be;

         (10) Net Proceeds to the Company;

         (11) If a redeemable Certificated Security, such of the following as are applicable:

                  (i)   Initial Redemption Date,
                  (ii)  Redemption Percentage (% of par), and
                  (iii) Amount (% of par) that the Redemption Percentage shall decline (but not below par) on each anniversary of the Initial Redemption Date;

         (12) If a Floating Rate Certificated Security, such of the following as are applicable:

                  (i)    Base Rate
                  (ii)   Index Maturity
                  (iii)  Spread or Spread Multiplier
                  (iv)   Maximum Rate
                  (v)    Minimum Rate
                  (vi)   Initial Interest Rate
                  (vii)  Interest Reset Dates
                  (viii) Calculation Dates
                  (ix)   Interest Determination Dates
                  (x)    Interest Payment Dates
                  (xi)   Regular Record Dates
                  (xii)  Calculation Agent


         (13) Name, address and taxpayer identification numbe of the registered owner(s);

         (14) Denomination of certificates to be delivered at settlement;

         (15) Selling Agent or Purchasing Agent.

         (16) Any other information necessary to complete the form of Security.

Preparation of Pricing Supplement by Company:

         If the Company accepts an offer to purchase a Certificated Security, it will prepare a pricing supplement reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such pricing supplement, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date, or, if the Company and the purchaser agree to settlement on the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to file the pricing supplement with the Commission not later than the close of business of the Commission on the fifth Business Day following the date on which such pricing supplement is first used.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

         The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus (including the pricing supplement) in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Certificated Security.

Date of Settlement:

         All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the third Business Day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on another Business Day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Instruction from Company to Trustee for Preparation of Certificated Securities:

         After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Bank by facsimile transmission or other acceptable written means.

         The Company will instruct the Bank by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the Business Day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities, in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

Preparation and Delivery of Certificated Securities by Trustee and Receipt of Payment Therefor:

         The Bank will complete each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

         In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, the Bank will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date, the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.

         In the case of a sale of Certificated Securities to a Purchasing Agent, the Bank will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against receipt therefor. On the Settlement Date the Purchasing Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.


Failure of Purchaser to Pay Selling Agent:

         If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Bank and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Bank. Immediately upon receipt of such Certificated Security by the Bank, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security. The Company and the Selling Agent will mutually agree upon an amount of compensation to reimburse the Selling Agent for the loss of its use of funds during the period when they were credited to the account of the Company; provided, however, it is understood that the parties will, during the course of reaching such mutual agreement, take into consideration, among other things, any adverse effect (including the magnitude thereof) on each of the parties as a result of such failure.

         The Bank will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, dispose of the Certificated Security in accordance with its customary procedures.



PART III:  BANK NOT TO RISK FUNDS

         Nothing herein shall be deemed to require the Bank to risk or expend its own funds in connection with any payment to the Company or the Agents or any purchaser, it being understood by all parties that payments made by the Bank to either the Company or the Agents or any purchaser shall be made only to the extent that funds are provided to the Bank for such purpose.

                                                                       ANNEX III


                               ACCOUNTANTS' LETTER


         Pursuant to Sections 4(j) and 6(d), as the case may be, of the Distribution Agreement, the Company's independent certified public accountants shall furnish letters to the effect that:


                  (i) They are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                  (ii) in their opinion, the financial statements and schedules examined by them and included in the prospectus or prospectuses contained in the Registration Statement relating to the Securities, as amended at the date of such letter, comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                  (iii) they have, as indicated in their report or reports attached to such letter, made a review of any unaudited financial statements included in such prospectus in accordance with standards established by the American Institute of Certified Public Accountants;

                  (iv) on the basis of the review referred to in (iii) above, a reading of the latest available interim financial statements of the Company, and inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the unaudited financial statements, if any, included in such Prospectus or prospectuses do not comply in form in all material respects with the applicable accounting requirements of the Act, the Exchange Act and the related published Rules and Regulations, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in such Prospectus;

                  (v) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in such prospectus or prospectuses (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its Subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter;



                                      III-1

                  (vi) from the date of the latest balance sheet of the Company and its Subsidiaries included or incorporated by reference in the Prospectus to a specified date not more than five days from the date of such letter, there was not any change in the capital stock of the Company (other than by reason of shares issued pursuant to the Company's employee or director stock option plans, or stock ownership plans, stock bonus plans, stock compensation plans or dividend reinvestment plans or upon conversion of convertible securities or in connection with acquisitions or distributions previously disclosed to the Agents), any increase in the long-term debt or short-term debt of the Company and its consolidated Subsidiaries or any decrease in consolidated net assets of the Company and its consolidated Subsidiaries, in each case as compared with amounts shown in such latest balance sheet, or any decrease in consolidated net sales or the total or per share amounts of consolidated net income, in each case as compared with the comparable period in the preceding year, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter or letters; and

                  (vii) they have read the unaudited pro forma financial information, if any, contained in the Prospectus, and nothing came to their attention that caused them to believe that the unaudited pro forma financial information does not comply in all material respects with the applicable requirements of Rule 11.02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of the unaudited pro forma financial information.

                  All financial statements and schedules included in material incorporated by reference into such Prospectus shall be deemed included in such Prospectus.

                  All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Commencement Date referred to in Section 6(d) thereof and the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under 4(j) thereof.



                                     III-2